Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Alaska Communications Systems Group, Inc. (the “Company”) on Form 10-Q for the period ending June 30, 2008 (the “Report”), I, David Wilson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, created by § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 8, 2008	/s/ David Wilson
David Wilson
Senior Vice President and Chief Financial Officer Alaska Communications Systems Group, Inc.